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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) October 25, 2004

                       Morgan Stanley ABS Capital I Inc.
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             (Exact name of registrant as specified in its charter)

            Delaware                   333-113543                 13-3939229
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(State or Other Jurisdiction of     (Commission File          (I.R.S. Employer
        Incorporation)                   Number)             Identification No.)

                  1585 Broadway
                New York, New York                                  10036
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     (Address of Principal Executive Offices)                    (Zip Code)

        Registrant's telephone number, including area code (212) 761-4000
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                                    No Change
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          (Former name or former address, if changed since last report)

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     Item 8.01. Other Events

         In connection with the offering of CDC Mortgage Capital Trust 2004-HE4,
Mortgage Pass-through certificates, Series 2004-HE4, certain "Computational
Materials", dated October 25, 2004, within the meanings of the May 20, 1994
Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities
Association No-Action Letter were furnished to certain prospective investors
(the "Related Computational Materials").

     Item 9.01. Financial Statements and Exhibits

     (a)  Not applicable

     (b)  Not applicable

     (c)  Exhibit 99.1. Related Computational Materials (as defined in Item 8.01 above)

                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities
Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    MORGAN STANLEY ABS CAPITAL I INC.
                                        as Depositor and on behalf of
                                        CDC Mortgage Capital Trust 2004-HE4
                                        Registrant

                                        By: /s/ Gail McDonnell
                                            ------------------------------------
                                            Name:  Gail McDonnell
                                            Title: Vice President

Dated:  October 26, 2004

                                  EXHIBIT INDEX

Exhibit No.     Description
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99.1            Related Computational Materials (as defined in Item 8.01 above).